[GRAPHIC:  FAMILY AT SHORE]                  Nations
                                             LifeGoal Income
                                             and Growth Portfolio

                                             Nations
                                             LifeGoal Balanced
                                             Growth Portfolio

                                             Nations
                                             LifeGoal Growth
                                             Portfolio



NATIONS
LIFEGOAL PORTFOLIOS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2001


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2001 marked one of the most difficult periods for investors in recent memory. As an investor, you've probably asked yourself many times over "When will it end?" The U.S. stock market has taken investors on a very wild ride during the past year and, more so, during the first quarter of 2001. After reaching all-time highs in early 2000, each of the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index (Nasdaq)(1) -- all ended the year 2000 in negative territory. To make matters worse, after some modest gains in January 2001, each of these indexes declined to levels not seen since 1998. It was the first time in a long time that both the S&P 500 and Nasdaq entered bear market territory -- defined by a loss of more than 20% from an index's 52-week high.

                           International stock markets also felt the impact of the U.S. economic slowdown. The year 2000 marked the first time since 1992 that international stocks -- represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index(2) -- finished the year in the minus column, down 14%. Bond investors were the only group to have anything to cheer about, as bonds -- represented by the Lehman Aggregate Bond Index(3) -- ended 2000 ahead of the S&P 500 by more than 20%. Not only that, it was the first time in a decade that bonds outperformed stocks.

                           Now more than ever we need to be reminded of the fact that investing generally is a long-term proposition -- one that requires patience and perseverance during volatile times. With that long-term view in mind, here are some points to note.

                           DOWNTURNS CAN ALSO EQUAL OPPORTUNITY
                           While many stocks were flying high in 1999 and 2000, especially in the technology sector, several Wall Street experts were warning that many of these stocks were overvalued. This warning has now come to fruition, as many of these high-flying growth stocks of yesterday now appear to be today's value opportunities. We've always been told to "buy low" and now may be a good opportunity to buy some of the most widely regarded companies in corporate America at a discount.

                           DIVERSIFICATION IS KEY
                           A carefully selected portfolio of stocks, bonds and money market instruments is a sensible way to reduce some of the risk associated with investing. Since different investments respond differently to the same economic conditions, we believe it makes even more sense to maintain a diversified portfolio through uncertain times. It's times like these that can prove the effectiveness of asset allocation.

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an index consisting of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. All indexes are unmanaged and unavailable for investment.

                           (2)The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           (3)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           BRIGHTER DAYS MAY BE AHEAD
                           The U.S. economy has been slowing down and we think it will continue to do so for the near future. In addition, the markets will continue to be rocked by reports of lower corporate earnings. However, the Federal Reserve Board has done its part in aiding the economy by reducing interest rates aggressively this year. The markets react to this sort of news almost instantly, but it's important to note that rate cuts take time to have a lasting effect on the economy -- some times up to four quarters before any real impact can be measured.

                           Please read through your report to see what your Managers of Distinction have to say about the markets, the economy and how your investment in Nation Funds has fared over the past 12 months. We encourage you to then have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals.

                           We remain committed to providing you with world-class investment management and competitive products to help you reach your long-term goals. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /S/ ROBERT H. GORDON
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2001

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations LifeGoal Growth Portfolio                               5
                                     Nations LifeGoal Balanced Growth Portfolio                      9
                                     Nations LifeGoal Income and Growth Portfolio                   13

                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       17
                                     Statements of operations                                       20
                                     Statements of changes in net assets                            22
                                     Schedules of capital stock activity                            24
                                     Financial highlights                                           28
                                     Notes to financial statements                                  34

                            ------------------------------------------------------------------------------
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                                AND SHAREHOLDERS WITH THE HIGHEST
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                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
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
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

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           The U.S. economy slowed dramatically in the year ended March 31, 2001, which weighed heavily on corporate profit performance and stock prices. The pendulum in the equity market swung from euphoria to pessimism, with hard-hit technology stocks responsible for much of the pull. Conversely, the fixed-income market recorded impressive gains, as weary investors scrambled for the security and liquidity of bonds.

                           The stock market's performance during the past year was hardly uniform. The Standard & Poor's 500 Composite Stock Price Index** suffered a 22% loss in total return over the 12-month period, while the tech-heavy Nasdaq Composite Index*** plummeted 60%. Value strategies generally trumped growth approaches, reversing the trend of the past four years and highlighting the importance of diversification.

                           While the broad market suffered a setback over the past year, investors achieved double-digit rates of return in several sectors, including utilities, transportation, consumer staples, health care and financial services. The energy sector also yielded a positive return. Joining the technology sector in the red were basic materials, capital goods, consumer cyclicals and communications.

                           Fixed-income products provided a safe haven for investors, as slowing economic activity, interest-rate cuts by the Federal Reserve Board, and a strong U.S. dollar drove bond prices higher. Both U.S. Treasury securities and corporate bonds delivered double-digit returns to their holders in the 12 months ending March 31, 2001.

                           The performance of the U.S. economy provided the backdrop for this rapid change in market sentiment. U.S. real GDP (gross domestic product) growth skidded from an explosive 8% at the end of 1999 to a mere 1% at the close of 2000. Three primary forces caused the slowdown: the Fed's aggressive tightening of interest rates to contain inflationary pressures; a sharp run-up in energy prices; and a rapid response by companies to control inventories amidst slowing consumer demand. As 2001 began, companies started to pare back earnings expectations, leaving investors questioning when a turning point might appear.

                           The abrupt slowdown in the economy caught everyone, even the Federal Reserve, by surprise. To arrest a possible slide into recession, U.S. monetary policymakers slashed interest rates by a full 150 basis points -- or one and one-half percent -- in the first quarter of 2001.+ Other interest rates had already started to fall in anticipation of these reductions and in response to weaker growth. The yield on

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +Since March 31, 2001, the Federal Reserve Board reduced the Federal Funds rate by 1.00%.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           10-year Treasury notes plummeted to less than 5.00% in March 2001 from around 6.25% a year earlier.

                           The tight linkages among various countries and the dominance of U.S. multinational companies have caused the effects of the U.S. economic slowdown to be felt worldwide. The capital markets in Asia, Europe and Latin America have all reflected the weakening demand from U.S. consumers and businesses. The world has managed to escape a global economic crisis during the past year, however, despite a major devaluation by Turkey, a recession in Argentina and growing weakness in Japan. Meanwhile, the ongoing strength of the U.S. dollar has reflected global investors' confidence in the long-term prospects of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2001 began, questions persisted as to whether the U.S. economy was headed for recession. While the manufacturing sector experienced a severe decline, with weakness spreading to other areas, housing remained strong and auto sales have performed better than expected. Some of the key forces causing the economic weakness have also, at least partially, reversed course. Monetary policy has shifted to an active easing, crude oil and natural gas prices have receded from their highs, and the inventory correction is well underway.

                           While it appears that a recession may still be avoided, significant risks persist. Concerns about the job market could cause consumers to be more frugal; companies could make aggressive cuts in capital spending or global weakness could intensify. Nevertheless, in our view, the U.S. economy should be able to recover by the end of 2001.

                           Look for inflation to remain relatively subdued, which will be welcome news for investors. Although the current slowdown may temper near-term productivity performance, we believe longer-term trends will remain favorable.

                           U.S. economic policy should work to help restore better growth rates. The Federal Reserve Board can be expected to reduce interest rates until the economy shows clear signs of stabilizing. Proposed tax cuts should provide some relief to consumers and businesses.

                           We anticipate corporate profit numbers to be extremely weak in the first half of 2001, but look forward to better numbers late in the year and into 2002. The stock market may begin to reflect better expectations well before they actually materialize.

                           On balance, the transition of a $10 trillion U.S. economy from a track of extremely rapid to more sustainable growth has been treacherous. However, we look for better news to unfold over the next 12 months. Investors who are diversified and retain a long-term investment horizon may find a number of rewarding opportunities in the coming year.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2001

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Normally, Nations LifeGoal Growth Portfolio is diversified
of America Capital Management,           among other Nations Funds equity mutual funds in seeking to
Inc., the investment sub-adviser         provide exposure to various equity market segments both
to the Portfolio.                        domestically and internationally. Total return advantages
                                         are sought through the strong performance of the individual
INVESTMENT OBJECTIVE                     Nations Funds portfolios relative to their benchmarks.
The Portfolio seeks capital              Additional performance enhancement is sought through active
appreciation though exposure to a        allocation, emphasizing the funds and asset classes thought
variety of equity market segments.       to have the most attractive attributes given the current
                                         investment environment. Long-term capital appreciation is
PERFORMANCE REVIEW                       the Portfolio's primary objective.
For the 12-month period ended
March 31, 2001, Nations LifeGoal         IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
Growth Portfolio Investor A Shares       DURING THE LAST 12 MONTHS?
provided shareholders with a total       During the last 12 months, the performance disparity was
return of -16.50%.**                     extreme among the different equity styles and market
                                         capitalizations. Reversing the unsustainable rise in
                                         technology stock prices a year ago, growth-oriented stocks generally suffered the greatest declines. The defensive
                                         characteristics of value-oriented stocks helped to buffer
                                         the negative influence of a bear market. Smaller- and
                                         mid-sized companies also avoided the most severe declines.
                                         Diversification in world markets did not generally tend to provide any better returns as many U.S. investors were
                                         adversely affected by a strong dollar.

                                         HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND
                                         MARKET CONDITIONS OF THE LAST 12 MONTHS?
                                         The dramatic slow down of U.S. economic activity was
                                         reflected in the bear market for stocks. The broad market as measured by the Standard & Poor's 500 Composite

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         Stock Price Index (S&P 500)*** fell over 20% since March 31,
                                         2000. International equity markets suffered as well with the
                                         Morgan Stanley Capital International Europe, Australasia and
                                         Far East (MSCI EAFE) Index+ falling more than 25% in value.
                                         For LifeGoal Growth Portfolio, returns were also negative, but less so than the MSCI EAFE Index. Through
                                         diversification in some of the better performing segments of the equity markets, the Portfolio was able to solidly
                                         outperform many of the broad indexes.

                                         DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO
                                         WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.++
                                         The Portfolio's target allocation is designed so that
                                         generally between 30% and 70% of its assets are invested in large-capitalization domestic stock funds. The Portfolio's allocation to small- and mid-capitalization domestic stock funds ranges from 10% to 30% in each category. For added
                                         growth potential, the Portfolio may invest between 10% and
                                         35% of its assets in core international stock funds,
                                         including emerging markets funds.
                                         The long-term allocation of Nations LifeGoal Growth
                                         Portfolio seeks to maximize the potential return for the
                                         amount of expected risk or volatility. When the team
                                         believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, a Portfolio is reallocated to try to avoid some of the increased risk or take advantage of the increased
                                         opportunity that is the result of mispriced environment.
                                         In the very early stages of the reporting period, the
                                         Portfolio emphasized growth-oriented equities that had been enjoying strong performance for several years. Particularly, technology related companies were increasing revenues and
                                         sales at a record pace. Complementing the growth emphasis
                                         was a lesser allocation to value oriented and international funds.

                                         WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO AS A RESULT OF
                                         THE STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?
                                         By the first quarter of 2001, the extreme valuations in
                                         technology and other growth stocks had been substantially
                                         reduced. In addition, value stocks generally outperformed
                                         growth stocks by over 20%. Acknowledging that valuations
                                         between growth and value stocks had returned to a more
                                         normal relationship, the Portfolio was rebalanced, moving
                                         some exposure from value-oriented funds to growth-oriented funds. Additionally, two new asset classes were added to the mix of

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         securities, represented by Nations MidCap Growth Fund and
                                         Nations Emerging Markets Fund.

                                         WHICH ASSET ALLOCATION DECISIONS PROVED FAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The most influential allocation decision for LifeGoal Growth
                                         Portfolio was the recognition of extreme valuations in
                                         technology stocks in the spring of 2000. The tactical move of reducing exposure in Nations Marsico Focused Equities
                                         Fund, which had performed well above peer fund averages the previous year, and adding to the Portfolio's allocation to
                                         Nations Value Fund, provided the impetus for strong
                                         performance relative to index benchmarks and peers.

                                         WHICH ASSET ALLOCATION DECISIONS PROVED UNFAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Portfolio added a small allocation to the new asset
                                         class of international emerging markets equities during the first quarter of 2001. Emerging markets over the long term may provide enhanced return and diversifying benefits to the
                                         Portfolio. While Nations Emerging Markets Fund did not keep pace in recent months, we believe its outlook should be
                                         brighter once world economies resume a more normal pace of growth.

                                         HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?
                                         The team believes the Portfolio is well diversified across equity style, market capitalization and world markets. We
                                         also believe Nations Value Fund and Nations International
                                         Value Fund could provide diversification and stability,
                                         complementing the more aggressive growth funds. Domestically traded large-company stocks represent 50% of the Portfolio while mid- and smaller-companies represent 30% of its total allocation. International exposure is divided 17% in
                                         developed market stocks, with 3% in the more aggressive
                                         emerging markets.

                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         World equity markets have suffered negative returns as the
                                         U.S. has slowed to near recession levels. The Federal
                                         Reserve Board has responded to the recession threat by
                                         decreasing interest rates in order to stimulate economic
                                         activity. We think recession will likely be avoided and look for the lower interest rates to influence stronger economic growth later in 2001. As a consequence, in our view, the
                                         U.S. stock market should recognize the pending strength and gain momentum as the year progresses. Given the evolving
                                         globalization tendencies of world economies, we anticipate that international stock markets will follow the U.S. lead and potentially move higher as well.

NATIONS LIFEGOAL
GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/01)        9.66%     8.22%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues, include reinvestment of dividends. It is not available for investment. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                                                                  S&P 500 COMPOSITE STOCK PRICE
                                                               NATIONS LIFE GOAL GROWTH FUND                  INDEX
                                                               -----------------------------      -----------------------------
Oct. 15 1996                                                               9425.00                           10000.00
                                                                           9755.00                           10542.00
                                                                           9609.00                           10825.00
                                                                          10934.00                           12716.00
                                                                          11757.00                           13667.00
1997                                                                      11176.00                           14059.00
                                                                          12474.00                           16020.00
                                                                          12229.00                           16549.00
                                                                          10189.00                           14902.00
1998                                                                      12589.00                           18076.00
                                                                          12832.00                           18978.00
                                                                          14007.00                           20316.00
                                                                          13234.00                           19047.00
1999                                                                      15814.00                           21881.00
                                                                          17025.00                           22382.00
                                                                          16822.00                           21786.00
                                                                          17243.00                           21575.00
2000                                                                      16546.00                           19888.00
Mar. 31 2001                                                              14219.00                           17531.00

 [INVESTOR A SHARES AT NAV** RETURN CHART]

                                                                                                  S&P 500 COMPOSITE STOCK PRICE
                                                                NATIONS LIFEGOAL GROWTH FUND                  INDEX
                                                                ----------------------------      -----------------------------
Oct. 15 1996                                                               10000                              10000
                                                                           10350                              10542
                                                                           10195                              10825
                                                                           11601                              12716
                                                                           12474                              13667
1997                                                                       11858                              14059
                                                                           13235                              16020
                                                                           12975                              16549
                                                                           10811                              14902
1998                                                                       13357                              18076
                                                                           13615                              18978
                                                                           14862                              20316
                                                                           14042                              19047
1999                                                                       16778                              21881
                                                                           18064                              22382
                                                                           17842                              21786
                                                                           18288                              21575
2000                                                                       17549                              19888
Mar. 31 2001                                                               15082                              17531

   TOTAL RETURN (AS OF 3/31/01)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                           PRIMARY A      PRIMARY B       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date             10/15/96        9/19/97             10/15/96                  8/12/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE          -16.52%        -16.64%       -16.50%      -21.29%      -17.18%      -20.52%      -17.18%      -17.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                       4.57%          4.22%         4.45%        2.42%        3.66%        2.89%        3.63%        3.63%
SINCE INCEPTION               9.78%          5.37%         9.66%        8.22%        5.36%        4.75%        8.91%        8.91%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 8

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR
                                         THE 12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS CURRENT
                                         OUTLOOK.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Normally, Nations LifeGoal Balanced Growth Portfolio is
of America Capital Management,           diversified among other Nations Funds equity and fixed
Inc., the investment sub-adviser         income mutual funds in seeking to provide exposure to
to the Portfolio.                        various market segments both domestically and
INVESTMENT OBJECTIVE                     internationally. Total return advantages are sought through
The Portfolio seeks total return         the strong performance of the individual Nations Funds
through a balanced portfolio of          portfolios relative to their benchmark. Additional
equity and fixed income                  performance enhancement is sought through active allocation,
securities.                              emphasizing the funds and asset classes thought to have the
PERFORMANCE REVIEW                       most attractive attributes given the current investment
For the 12-month period ended            environment. The Portfolio's primary objective is total
March 31, 2001, Nations LifeGoal         return performance, which is sought through a balance of
Balanced Portfolio Investor A            long-term capital appreciation from equities and the
Shares provided shareholders with        stabilizing characteristics of fixed income investments.
a total return of -2.61%.**              IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE LAST 12 MONTHS?
                                         During the last 12 months, the performance disparity was
                                         extreme among the different equity styles and market
                                         capitalizations. Reversing the unsustainable rise in
                                         technology stock prices a year ago, growth-oriented stocks generally suffered the greatest declines. The defensive
                                         characteristics of value-oriented stocks helped to buffer
                                         the negative influence of a bear market. Smaller and
                                         mid-sized companies also generally avoided the most severe declines. Diversification in world markets did not tend to provide any better returns as many U.S. investors were
                                         adversely affected by a strong dollar.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75% that may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED
                           WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           INVESTMENTS IN HIGH YIELD OR "JUNK" BONDS HAVE A HIGHER DEGREE OF RISK
                           THAN INVESTMENTS IN INVESTMENT GRADE BONDS. CHANGES IN ECONOMIC
                           CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND
                           ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND
                                         MARKET CONDITIONS OF THE LAST 12 MONTHS?
                                         The dramatic slow down of U.S. economic activity was
                                         reflected in the bear market for stocks. The broad market as measured by the Standard & Poor's 500 Composite Stock Price
                                         Index (S&P 500)*** fell over 20% since March 31, 2000.
                                         International equity markets suffered as well with the
                                         Morgan Stanley Capital International Europe, Australasia and
                                         Far East (MSCI EAFE) Index+ falling more than 25% in value.
                                         The bond market helped to offset the negative stock returns as many investors sought safety in government and high
                                         quality corporate bonds. For LifeGoal Balanced Growth
                                         Portfolio, while down for the year, the negative influence of the stock market was buffered by its investments in bond funds.

                                         During the year, many investors sold stocks looking for more stable investment alternatives and as a consequence, bonds generally were the best performing asset class for the year.
                                         DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO
                                         WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.
                                         The long-term allocation of Nations LifeGoal Balanced Growth
                                         Portfolio seeks to maximize the potential return for the
                                         amount of expected risk, or volatility. When the team
                                         believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, a Portfolio is reallocated to try to avoid some of the increased risk, or take advantage of the increased
                                         opportunity that is the result of mispriced environment.
                                         In the very early stages of the reporting period, the stocks in the Portfolio emphasized the growth-oriented equities
                                         that had been enjoying strong performance for several years.
                                         Particularly, technology related companies were increasing revenues and sales at a record pace. Complementing the
                                         growth emphasis was a lesser allocation to value-oriented
                                         and international equity funds. About half the Portfolio was invested in higher-quality bond funds.
                                         WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO AS A RESULT OF
                                         THE STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?++
                                         By the first quarter of 2001, the extreme valuations in
                                         technology and other growth stocks had been substantially
                                         reduced. In addition, value stocks generally outperformed
                                         growth stocks by over 20%. Acknowledging that valuations
                                         between growth and value stocks had returned to a more
                                         normal relationship, the equity

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         portion of the Portfolio was rebalanced, moving some
                                         exposure from a value-oriented fund to growth-oriented
                                         funds. Additionally, two new asset classes were added to the mix of securities, Nations MidCap Growth Fund and Nations
                                         High Yield Bond Fund.

                                         WHICH ASSET ALLOCATION DECISIONS PROVED FAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The most influential allocation decision for LifeGoal
                                         Balanced Growth Portfolio was the recognition of extreme
                                         valuations in technology stocks in the spring of 2000. The tactical move of reducing exposure in Nations Marsico
                                         Focused Equities Fund, which had performed well above peer fund averages the previous year, and adding to the
                                         Portfolio's allocation to Nations Value Fund provided the
                                         impetus for strong performance relative to index benchmarks and peers.
                                         WHICH ASSET ALLOCATION DECISIONS PROVED UNFAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Portfolio added a small 5% allocation to the new asset class of high yield bonds during the first quarter of 2001.
                                         High-yield bonds, over the long-term, may provide enhanced return potential. While Nations High Yield Bond Fund did not keep pace with the broader bond market in recent months, the outlook appears brighter once the U.S. economy resumes a
                                         more normal pace of growth and corporations increase their ability to pay debt obligations.

                                         HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?
                                         The Portfolio is evenly diversified in stocks and bonds.
                                         Additionally, we believe stocks are well diversified across equity style, market capitalization and world markets.
                                         Within the stock investments, we believe Nations Value Fund and Nations International Value Fund could provide
                                         diversification and stability, complementing the more
                                         aggressive growth funds. Domestically traded large-company stocks represent 25% of the Portfolio while mid- and
                                         smaller-companies represent 15% of total allocation.
                                         International equity exposure is 10% with the remaining 50%
                                         of the Portfolio invested in bond funds.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         World equity markets have suffered negative returns as the
                                         U.S. has slowed to near recession levels. The Federal
                                         Reserve Board has responded to the recession threat by
                                         decreasing interest rates in order to help stimulate
                                         economic activity. We think recession will likely be avoided and look for the lower interest rates to help influence
                                         stronger economic growth later in 2001. As a consequence, in our view, the U.S. stock market should recognize the pending strength and gain momentum as the year progresses. Given the evolving globalization tendencies of world economies, we
                                         believe the international stock markets will follow the U.S.
                                         lead and may move higher as well. During the transition
                                         period to stronger economic growth, the bond investments
                                         should continue to provide a stabilizing influence.

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/01)        9.10%     7.67%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. The indices are unavailable for investment. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                NATIONS LIFEGOAL BALANCED     LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                       GROWTH FUND                    INDEX                    PRICE INDEX
                                                -------------------------     ---------------------      -----------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
                                                         9657.00                    10300.00                    10542.00
                                                         9506.00                    10242.00                    10825.00
                                                        10263.00                    10618.00                    12716.00
                                                        10790.00                    10971.00                    13667.00
1997                                                    10740.00                    11293.00                    14059.00
                                                        11575.00                    11469.00                    16020.00
                                                        11719.00                    11738.00                    16549.00
                                                        10669.00                    12234.00                    14902.00
1998                                                    11991.00                    12276.00                    18076.00
                                                        12089.00                    12215.00                    18978.00
                                                        12535.00                    12107.00                    20316.00
                                                        12343.00                    12189.00                    19047.00
1999                                                    13716.00                    12175.00                    21881.00
                                                        14270.00                    12444.00                    22382.00
                                                        14279.00                    12659.00                    21786.00
                                                        14670.00                    13040.00                    21575.00
                                                        14673.00                    13589.00                    19888.00
Mar. 31 2001                                            13900.00                    14002.00                    17531.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                               NATIONS LIFE GOAL BALANCED     LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                      GROWTH FUND                     INDEX                    PRICE INDEX
                                               --------------------------     ---------------------      -----------------------
Oct. 15|1996                                            10000.00                    10000.00                    10000.00
                                                        10246.00                    10300.00                    10542.00
                                                        10086.00                    10242.00                    10825.00
                                                        10889.00                    10618.00                    12716.00
                                                        11449.00                    10971.00                    13667.00
1997                                                    11395.00                    11293.00                    14059.00
                                                        12281.00                    11469.00                    16020.00
                                                        12434.00                    11738.00                    16549.00
                                                        11320.00                    12234.00                    14902.00
1998                                                    12722.00                    12276.00                    18076.00
                                                        12826.00                    12215.00                    18978.00
                                                        13299.00                    12107.00                    20316.00
                                                        13096.00                    12189.00                    19047.00
1999                                                    14552.00                    12175.00                    21881.00
Mar. 31|2000                                            15140.00                    12444.00                    22382.00
                                                        15145.00                    12659.00                    21786.00
                                                        15561.00                    13040.00                    21575.00
                                                        15563.00                    13589.00                    19888.00
Mar. 31 2001                                            14744.00                    14002.00                    17531.00

   TOTAL RETURN (AS OF 3/31/01)

                                                         INVESTOR A           INVESTOR B           INVESTOR C
                             PRIMARY A   PRIMARY B    NAV**       MOP*      NAV**    CDSC***    NAV**     CDSC***
Inception date               10/15/96     8/4/97          10/15/96              8/13/97             10/15/96
-----------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            -2.39%      -2.85%      -2.61%     -8.20%    -3.37%    -7.68%     -3.43%     -4.29%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                       6.57%       6.01%       6.28%      4.20%      5.53%    4.68%      5.73%      5.73%
SINCE INCEPTION               9.30%       7.47%       9.10%      7.67%      7.25%    6.60%      8.59%      8.59%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 12

NATIONS LIFEGOAL
INCOME AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE
                                         FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS CURRENT
                                         OUTLOOK.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND
The Portfolio is managed by the          PHILOSOPHY.
Investment Strategies Team of Banc       Normally, Nations LifeGoal Income and Growth Portfolio is
of America Capital Management,           diversified among other Nations Funds fixed income and
Inc. its investment sub-adviser to       equity mutual funds in seeking to provide exposure to
the Portfolio.                           various market segments both domestically and
INVESTMENT OBJECTIVE                     internationally. Total return advantages with an income bias
The Portfolio seeks current income       are sought through the strong performance of the individual
and modest growth to protect             Nations Funds portfolios relative to their benchmark.
against inflation and to preserve        Additional performance enhancement is sought through active
purchasing power.                        allocation, emphasizing the Nations Funds and asset classes
PERFORMANCE REVIEW                       thought to have the most attractive attributes given the
For the 12-month period ended            current investment environment. The Portfolio's primary
March 31, 2001, Nations LifeGoal         objective is for relatively stable performance and income
Income & Growth Portfolio Investor       generation, complemented with some potential for
A Shares provided shareholders           appreciation.
with a total return of 4.33%.**          IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM
                                         DURING THE LAST
                                         12 MONTHS?
                                         During the last 12 months, the performance disparity was
                                         extreme among the different equity styles and market
                                         capitalizations. Reversing the unsustainable rise in
                                         technology stock prices a year ago, growth-oriented stocks generally suffered the greatest declines. The defensive
                                         characteristics of value-oriented stocks helped to buffer
                                         the negative influence of a bear market. Smaller and
                                         mid-sized companies also generally avoided the most severe declines. Diversification in world markets did not tend to provide any better returns as many U.S. investors were
                                         adversely affected by a strong dollar.

                           *The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISK, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED
                           WITH THE FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INVESTMENTS IN HIGH YIELD OR "JUNK" BONDS HAVE A HIGHER DEGREE OF RISK
                           THAN INVESTMENTS IN INVESTMENT GRADE BONDS. CHANGES IN ECONOMIC
                           CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND
                           ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL
INCOME AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued


                                         During the year, many investors sold stocks looking for more stable investment alternatives and, as a consequence, bonds were the best performing asset class for the year.
                                         HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND
                                         MARKET CONDITIONS OF THE LAST 12 MONTHS?
                                         The dramatic slow down of U.S. economic activity was
                                         reflected in the bear market for stocks. The broad market, as measured by the Standard & Poor's 500 Composite Stock
                                         Price Index (S&P 500)*** fell over 20% since March 31, 2000.
                                         International equity markets suffered as well, with the
                                         Morgan Stanley Capital International Europe, Australasia and
                                         Far East (MSCI EAFE) Index+ falling more than 25% in value.
                                         The bond market helped to offset negative stock returns, as many investors sought safety in government and high-quality corporate bonds. Because the majority of LifeGoal Income and
                                         Growth Portfolio was invested in bond fund, the Portfolio
                                         enjoyed a positive return for the year.

                                         DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO
                                         WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.+
                                         The long-term allocation of Nations LifeGoal Income and
                                         Growth Portfolio seeks to maximize the potential return for the amount of expected risk, or volatility. When the team
                                         believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, a Portfolio is reallocated to try to avoid some of the increased risk, or take advantage of the increased
                                         opportunity that is the result of mispriced environment.
                                         For most of the reporting period, the funds in which the
                                         Portfolio invested were diversified in both growth and
                                         value-oriented securities, with a small allocation to
                                         international funds. About 80% of the Portfolio was invested in high quality bond funds.
                                         WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO AS A RESULT OF
                                         THE STOCK MARKET VOLATILITY OF THE FIRST QUARTER OF 2001?
                                         The stock market volatility of the first quarter reflected the uncertainty in economic growth. That same uncertainty
                                         was reflected in the yields offered in the high-yield
                                         segment of the bond market. During the first quarter of
                                         2001, an initial 5% investment was made in Nations High
                                         Yield Bond Fund to attempt to take advantage of attractive income and total return opportunities.

                           ***The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. It is unavailable for investment.

NATIONS LIFEGOAL
INCOME AND GROWTH PORTFOLIO
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         WHICH ASSET ALLOCATION DECISIONS PROVED FAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Given the dramatic pull back in stocks, the most influential allocation decision for Nations LifeGoal Income and Growth
                                         Portfolio was the long-term commitment to bond funds as a
                                         majority of the Portfolio's investments.
                                         WHICH ASSET ALLOCATION DECISIONS PROVED UNFAVORABLE TO
                                         PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The Portfolio added a small 3% allocation to small company stock funds in September of last year after the market had substantially declined. Small company stocks may, over the long-term, provide enhanced return potential. While Nations
                                         Small Company Fund did not keep pace with the broader stock market in recent months, we believe the outlook is brighter once the U.S. economy resumes a more normal pace of growth.

                                         HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?++
                                         Three-quarters of the Portfolio is invested in bonds. The
                                         stock investments are well diversified across equity style, market capitalization and world markets. Within the stock
                                         investments, we believe Nations Value Fund and Nations
                                         International Value Fund may provide diversification and
                                         stability, complementing Nations Blue Chip Fund and the more aggressive Nations Small Company Fund. Domestically traded large company stocks represent 17% of the Portfolio, while smaller companies represent 3% of total allocation.
                                         International equity exposure is 5% with the remaining 75%
                                         of the Portfolio invested in bonds, 5% of which is invested in Nations High Yield Bond Fund.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         World equity markets have suffered negative returns as the
                                         U.S. has slowed to near recession levels. The Federal
                                         Reserve Board has responded to the recession threat by
                                         decreasing interest rates in order to stimulate economic
                                         activity. We think recession will likely be avoided and look for the lower interest rates to influence stronger economic growth later in 2001. As a consequence, we believe the U.S.
                                         stock market may recognize the pending strength and gain
                                         momentum as the year progresses. Given the evolving
                                         globalization tendencies of world economies, we also believe that international stock markets are expected to follow the
                                         U.S. lead and may move higher as well. During the transition period to stronger economic growth, bond investments are
                                         likely to continue to provide a stabilizing influence.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL
INCOME AND GROWTH PORTFOLIO
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/15/96
                                                                                     through
                                                                                     3/31/01)        7.14%     5.73%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income and Growth Portfolio from the inception of the share class. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues, include reinvestment of dividends. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues, include reinvestment of dividends. The indices are unavailable for investment. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Income and Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                     AND GROWTH FUND                  INDEX                    PRICE INDEX
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                             9425.00                    10000.00                    10000.00
1996                                                     9618.00                    10300.00                    10542.00
                                                         9664.00                    10242.00                    10825.00
                                                        10137.00                    10618.00                    12716.00
                                                        10453.00                    10971.00                    13667.00
1997                                                    10435.00                    11293.00                    14059.00
                                                        10956.00                    11469.00                    16020.00
                                                        11079.00                    11738.00                    16549.00
                                                        10815.00                    12234.00                    14902.00
1998                                                    11491.00                    12276.00                    18076.00
                                                        11714.00                    12215.00                    18978.00
                                                        11906.00                    12107.00                    20316.00
                                                        11853.00                    12189.00                    19047.00
1999                                                    12205.00                    12175.00                    21881.00
                                                        12292.00                    12444.00                    22382.00
                                                        12416.00                    12659.00                    21786.00
                                                        12704.00                    13040.00                    21575.00
2000                                                    12899.00                    13589.00                    19888.00
Mar. 31 2001                                            12821.00                    14002.00                    17531.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND      S&P 500 COMPOSITE STOCK
                                                     AND GROWTH FUND                  INDEX                    PRICE INDEX
                                                 -----------------------      ---------------------      -----------------------
Oct. 15 1996                                            10000.00                    10000.00                    10000.00
1996                                                    10205.00                    10300.00                    10542.00
                                                        10254.00                    10242.00                    10825.00
                                                        10755.00                    10618.00                    12716.00
                                                        11091.00                    10971.00                    13667.00
1997                                                    11072.00                    11293.00                    14059.00
                                                        11625.00                    11469.00                    16020.00
                                                        11755.00                    11738.00                    16549.00
                                                        11475.00                    12234.00                    14902.00
1998                                                    12192.00                    12276.00                    18076.00
                                                        12429.00                    12215.00                    18978.00
                                                        12633.00                    12107.00                    20316.00
                                                        12576.00                    12189.00                    19047.00
1999                                                    12949.00                    12175.00                    21881.00
                                                        13043.00                    12444.00                    22382.00
                                                        13171.00                    12659.00                    21786.00
                                                        13476.00                    13040.00                    21575.00
2000                                                    13683.00                    13589.00                    19888.00
Mar. 31 2001                                            13600.00                    14002.00                    17531.00

   TOTAL RETURN (AS OF 3/31/01)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/15/96             10/15/96                  8/7/97                   10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       4.60%        4.33%       -1.65%       3.55%       -1.33%        3.50%        2.52%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  5.49%        5.37%        3.32%       4.63%        3.73%        4.54%        4.54%
SINCE INCEPTION                          7.28%        7.14%        5.73%       5.28%        4.56%        6.46%        6.46%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 16

NATIONS FUNDS
Nations LifeGoal Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            INVESTMENT COMPANY SECURITIES -- 99.9%
  587,252   Nations Emerging Growth Fund.........   $  8,591
  302,167   Nations Emerging Markets Fund........      2,695
  970,284   Nations International Value Fund.....     16,786
1,178,190   Nations Marsico Focused Equities
              Fund...............................     18,109
1,236,829   Nations Small Company Fund...........     16,932
  371,006   Nations Strategic Growth Fund........      4,626
2,046,746   Nations Value Fund...................     25,360
                                                    --------
            TOTAL INVESTMENT COMPANY SECURITIES
              (Cost $113,397)....................     93,099
                                                    --------
            TOTAL INVESTMENTS
              (Cost $113,397*)............   99.9%    93,099
                                                    --------
            OTHER ASSETS AND
              LIABILITIES (NET)...........    0.1%
            Receivable for Fund shares sold......   $    222
            Payable for Fund shares redeemed.....        (24)
            Investment advisory fee payable......        (61)
            Shareholder servicing and
              distribution
              fees payable.......................
                                                         (46)
                                                    --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................         91
                                                    --------
            NET ASSETS....................  100.0%  $ 93,190
                                                    ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold...................   $ (1,969)
            Net unrealized depreciation of
              investments........................    (20,298)
            Paid-in capital......................    115,457
                                                    --------
            NET ASSETS...........................   $ 93,190
                                                    ========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($66,503,640 / 6,403,827 shares
              outstanding).......................     $10.38
                                                      ------
                                                      ------
            PRIMARY B SHARES:
            Net asset value, offering and
              redemption price per share
              ($7,246 / 700 shares
              outstanding).......................     $10.36
                                                      ------
                                                      ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($9,727,832 / 935,856
              shares outstanding)................     $10.39
                                                      ------
                                                      ------
            Maximum sales charge.................      5.75%
            Maximum offering price per share.....     $11.03
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($14,753,257 / 1,441,857
              shares outstanding)................     $10.23
                                                      ------
                                                      ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($2,198,339 / 215,987
              shares outstanding)................     $10.18
                                                      ------
                                                      ------

---------------

* Federal Income Tax Information: Net unrealized depreciation of $21,392 on investment securities was comprised of gross appreciation of $00,000 and gross depreciation of $21,392 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $114,491.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LifeGoal Balanced Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            INVESTMENT COMPANY SECURITIES -- 100.0%
7,134,181   Nations Bond Fund....................   $ 69,771
  631,178   Nations Emerging Growth Fund.........      9,234
1,243,120   Nations High Yield Bond Fund.........     11,524
1,194,903   Nations International Value Fund.....     20,672
1,233,874   Nations Marsico Focused Equities
              Fund...............................     18,965
1,286,954   Nations Small Company Fund...........     17,618
3,526,140   Nations Strategic Income Fund........     34,874
2,597,640   Nations Value Fund...................     32,185
                                                    --------
            TOTAL INVESTMENT COMPANY SECURITIES
              (Cost $231,930)....................    214,843
                                                    --------
            TOTAL INVESTMENTS
              (Cost $231,930*)............  100.0%   214,843
                                                    --------
            OTHER ASSETS AND LIABILITIES
              (NET).......................    0.0%
            Receivable for Fund shares sold......   $    151
            Dividends receivable.................        553
            Payable for Fund shares redeemed.....        (45)
            Investment advisory fee payable......       (137)
            Shareholder servicing and
              distribution fees payable..........        (39)
            Distributions payable................        (10)
            Payable for investment securities
              purchased..........................       (551)
                                                    --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)..............................        (78)
                                                    --------
            NET ASSETS....................  100.0%  $214,765
                                                    ========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on
              investments sold...................        747
            Net unrealized depreciation of
              investments........................    (17,087)
            Paid-in capital......................    231,105
                                                    --------
            NET ASSETS...........................   $214,765
                                                    ========

                                                     VALUE
------------------------------------------------------------
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($194,841,577 / 18,862,607 shares
              outstanding).......................     $10.33
                                                      ------
                                                      ------
            PRIMARY B SHARES:
            Net asset value, offering and
              redemption price per share
              ($326,472 / 31,560 shares
              outstanding).......................     $10.34
                                                      ------
                                                      ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($4,308,108 / 416,056
              shares outstanding)................     $10.35
                                                      ------
                                                      ------
            Maximum sales charge.................      5.75%
            Maximum offering price per share.....     $10.99
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ ($13,676,368 / 1,321,418
              shares outstanding)................     $10.35
                                                      ------
                                                      ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($1,612,738 / 154,516
              shares outstanding)................     $10.44
                                                      ------
                                                      ------

---------------

* Federal Income Tax Information: Net unrealized depreciation of $18,548 on investment securities was comprised of gross appreciation of $4,225 and gross depreciation of $22,773 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $233,391.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

NATIONS FUNDS
Nations LifeGoal Income and Growth Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          INVESTMENT COMPANY SECURITIES -- 100.2%
 53,941   Nations Blue Chip Fund.................   $ 1,435
857,495   Nations Bond Fund......................     8,386
126,791   Nations High Yield Bond Fund...........     1,175
 62,632   Nations International Value Fund.......     1,084
855,708   Nations Short-Term Income Fund.........     8,387
 42,073   Nations Small Company Fund.............       576
179,206   Nations Value Fund.....................     2,220
                                                    -------
          TOTAL INVESTMENT COMPANY SECURITIES
            (Cost $23,724).......................    23,263
                                                    -------
          TOTAL INVESTMENTS
            (Cost $23,724*)...............  100.2%   23,263
                                                    -------
          OTHER ASSETS AND
            LIABILITIES (NET).............   (0.2)%
          Receivable for Fund shares sold........   $     2
          Dividends receivable...................        78
          Payable for Fund shares redeemed.......        (3)
          Investment advisory fee payable........       (12)
          Shareholder servicing and distribution
            fees payable.........................       (16)
          Distributions payable..................        (8)
          Payable for investment securities
            purchased............................       (78)
                                                    -------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................       (37)
                                                    -------
          NET ASSETS......................  100.0%  $23,226
                                                    =======
          NET ASSETS CONSIST OF:
          Undistributed net investment income....   $    (8)
          Accumulated net realized loss on
            investments sold.....................       (40)
          Net unrealized depreciation of
            investments..........................      (462)
          Paid-in capital........................    23,736
                                                    -------
          NET ASSETS.............................   $23,226
                                                    =======

                                                     VALUE
-----------------------------------------------------------
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($15,297,295 / 1,475,303 shares
            outstanding).........................    $10.37
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($1,486,441 / 142,474
            shares outstanding)..................    $10.43
                                                     ------
                                                     ------
          Maximum sales charge...................     5.75%
          Maximum offering price per share.......    $11.07
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($5,391,305 / 516,418 shares
            outstanding).........................
                                                     $10.44
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($1,050,955 / 101,083 shares
            outstanding).........................    $10.40
                                                     ------
                                                     ------

---------------

* Federal Income Tax Information: Net unrealized depreciation of $614 on investment securities was comprised of gross appreciation of $344 and gross depreciation of $958 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $23,877.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2001

                                                                                      LIFEGOAL           LIFEGOAL
                                                                   LIFEGOAL           BALANCED          INCOME AND
                                                                    GROWTH             GROWTH             GROWTH
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................    $          809     $        7,027     $          747
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................               174                443                 35
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --*                 2                 --
  Investor A Shares.........................................                17                  7                  2
  Investor B Shares.........................................               111                109                 46
  Investor C Shares.........................................                21                 19                 11
                                                                --------------     --------------     --------------
    Total expenses..........................................               323                580                 94
Fees waived by distributor..................................                --*                --*                --
                                                                --------------     --------------     --------------
    Net expenses............................................               323                580                 94
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................               486              6,447                653
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................            (1,957)               825                (16)
Capital gains distributions received........................             6,171              6,608                354
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (22,379)           (18,977)              (535)
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......           (18,165)           (11,544)              (197)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      (17,679)    $       (5,097)    $          456
                                                                ==============     ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

                      (This page intentionally left blank)

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                               LIFEGOAL GROWTH
                                                                                  PORTFOLIO
                                                                  -----------------------------------------
                                                                    YEAR ENDED                  YEAR ENDED
                                                                     3/31/01                     3/31/00
                                                                  -----------------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................      $          486              $          (32)
Net realized gain/(loss) on investments.....................              (1,957)                      4,046
Capital gain distributions received.........................               6,171                         865
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (22,379)                      1,434
                                                                  --------------              --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             (17,679)                      6,313
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                (286)                         --
  Primary B Shares..........................................                  --*                         --
  Investor A Shares.........................................                 (28)                         --
  Investor B Shares.........................................                  (8)                         --
  Investor C Shares.........................................                  (2)                         --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                  --                        (108)
  Primary B Shares..........................................                  --                          --*
  Investor A Shares.........................................                  --                         (49)
  Investor B Shares.........................................                  --                         (84)
  Investor C Shares.........................................                  --                         (12)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................              (6,724)                       (172)
  Primary B Shares..........................................                  (2)                         --*
  Investor A Shares.........................................              (1,133)                       (109)
  Investor B Shares.........................................              (2,001)                       (252)
  Investor C Shares.........................................                (390)                        (22)
Net increase/(decrease) in net assets from Portfolio share
  transactions..............................................              91,185                       8,047
                                                                  --------------              --------------
Net increase/(decrease) in net assets.......................              62,932                      13,552
NET ASSETS:
Beginning of year...........................................              30,258                      16,706
                                                                  --------------              --------------
End of year.................................................      $       93,190              $       30,258
                                                                  ==============              ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........      $           --              $           --
                                                                  ==============              ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

           LIFEGOAL BALANCED                LIFEGOAL INCOME AND
           GROWTH PORTFOLIO                  GROWTH PORTFOLIO
-----------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/01          3/31/00          3/31/01          3/31/00
---------------------------------------------------------------------
    $        6,447   $          741   $          653   $          470
               825            1,259              (16)             (44)
             6,608              447              354               93
           (18,977)           1,849             (535)               1
    --------------   --------------   --------------   --------------
            (5,097)           4,296              456              520
            (5,582)            (441)            (375)            (257)
               (11)              (9)              --               --
              (110)             (66)             (43)             (40)
              (323)            (229)            (167)            (178)
               (52)             (51)             (38)             (25)
                --              (48)              --               --
                --               (1)              --               --
                --               (8)              --               --
                --              (37)              --               --
                --               (6)              --               --
            (6,766)            (327)            (184)            (110)
               (27)              (8)              --               --
              (214)             (47)             (20)             (22)
              (838)            (248)            (100)            (106)
              (162)             (32)             (25)              (8)
           206,120             (530)          12,704           (3,498)
    --------------   --------------   --------------   --------------
           186,938            2,208           12,208           (3,724)
            27,827           25,619           11,018           14,742
    --------------   --------------   --------------   --------------
    $      214,765   $       27,827   $       23,226   $       11,018
    ==============   ==============   ==============   ==============
    $           --   $           --   $           (8)  $           (6)
    ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2001         MARCH 31, 2000
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   6,685    $ 87,435        768     $10,460
  Issued as reinvestment of dividends.......................     563       6,954         20         271
  Redeemed..................................................  (1,829)    (23,073)      (157)     (2,069)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................   5,419    $ 71,316        631     $ 8,662
                                                              ======    ========       ====     =======
PRIMARY B SHARES:
  Sold......................................................      --    $     --*        --*    $    --*
  Issued as reinvestment of dividends.......................      --*          2         --          --
  Redeemed..................................................      --          --*        --          --
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................      --*   $      2         --     $    --
                                                              ======    ========       ====     =======
INVESTOR A SHARES:
  Sold......................................................     648    $  8,024         78     $ 1,051
  Issued as reinvestment of dividends.......................      93       1,157         12         157
  Redeemed..................................................     (97)     (1,198)       (77)     (1,048)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................     644    $  7,983         13     $   160
                                                              ======    ========       ====     =======
INVESTOR B SHARES:
  Sold......................................................     850    $ 10,250         99     $ 1,336
  Issued as reinvestment of dividends.......................     154       1,913         24         314
  Redeemed..................................................    (147)     (1,832)      (242)     (3,173)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................     857    $ 10,331       (119)    $(1,523)
                                                              ======    ========       ====     =======
INVESTOR C SHARES:
  Sold......................................................     140    $  1,774         71     $   913
  Issued as reinvestment of dividends.......................      32         390          3          35
  Redeemed..................................................     (53)       (611)       (16)       (200)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................     119    $  1,553         58     $   748
                                                              ======    ========       ====     =======
  Total net increase/(decrease).............................   7,039    $ 91,185        583     $ 8,047
                                                              ======    ========       ====     =======

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

                                                                  LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                   YEAR ENDED              YEAR ENDED
                                                                 MARCH 31, 2001          MARCH 31, 2000
                                                              --------------------      -----------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   28,132    $ 315,776        474     $ 5,241
  Issued as reinvestment of dividends.......................    1,132       12,345         73         805
  Redeemed..................................................  (11,515)    (129,863)      (808)     (8,887)
                                                              -------    ---------       ----     -------
  Net increase/(decrease)...................................   17,749    $ 198,258       (261)    $(2,841)
                                                              =======    =========       ====     =======
PRIMARY B SHARES:
  Sold......................................................        1    $      13         --*    $     1
  Issued as reinvestment of dividends.......................        4           39          2          17
  Redeemed..................................................       --           --*        --*         (3)
                                                              -------    ---------       ----     -------
  Net increase/(decrease)...................................        5    $      52          2     $    15
                                                              =======    =========       ====     =======
INVESTOR A SHARES:
  Sold......................................................      253    $   2,806        131     $ 1,458
  Issued as reinvestment of dividends.......................       29          322         11         121
  Redeemed..................................................      (58)        (640)       (71)       (819)
                                                              -------    ---------       ----     -------
  Net increase/(decrease)...................................      224    $   2,488         71     $   760
                                                              =======    =========       ====     =======
INVESTOR B SHARES:
  Sold......................................................      610    $   6,711        197     $ 2,189
  Issued as reinvestment of dividends.......................       95        1,044         43         477
  Redeemed..................................................     (199)      (2,234)      (249)     (2,765)
                                                              -------    ---------       ----     -------
  Net increase/(decrease)...................................      506    $   5,521         (9)    $   (99)
                                                              =======    =========       ====     =======
INVESTOR C SHARES:
  Sold......................................................      105    $   1,178        174     $ 1,923
  Issued as reinvestment of dividends.......................       19          214          8          90
  Redeemed..................................................     (143)      (1,591)       (33)       (378)
                                                              -------    ---------       ----     -------
  Net increase/(decrease)...................................      (19)   $    (199)       149     $ 1,635
                                                              =======    =========       ====     =======
  Total net increase/(decrease).............................   18,465    $ 206,120        (48)    $  (530)
                                                              =======    =========       ====     =======

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2001         MARCH 31, 2000
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,199     $12,697        264     $ 2,829
  Issued as reinvestment of dividends.......................     53         559         33         353
  Redeemed..................................................   (222)     (2,375)      (633)     (6,820)
                                                              -----     -------       ----     -------
  Net increase/(decrease)...................................  1,030     $10,881       (336)    $(3,638)
                                                              =====     =======       ====     =======
INVESTOR A SHARES:
  Sold......................................................    101     $ 1,082         39     $   412
  Issued as reinvestment of dividends.......................      6          59          6          61
  Redeemed..................................................    (38)       (411)       (95)     (1,019)
                                                              -----     -------       ----     -------
  Net increase/(decrease)...................................     69     $   730        (50)    $  (546)
                                                              =====     =======       ====     =======
INVESTOR B SHARES:
  Sold......................................................    178     $ 1,890        154     $ 1,653
  Issued as reinvestment of dividends.......................     20         204         21         231
  Redeemed..................................................   (116)     (1,233)      (182)     (1,949)
                                                              -----     -------       ----     -------
  Net increase/(decrease)...................................     82     $   861         (7)    $   (65)
                                                              =====     =======       ====     =======
INVESTOR C SHARES:
  Sold......................................................     56     $   601         73     $   787
  Issued as reinvestment of dividends.......................      6          63          3          32
  Redeemed..................................................    (41)       (432)        (6)        (68)
                                                              -----     -------       ----     -------
  Net increase/(decrease)...................................     21     $   232         70     $   751
                                                              =====     =======       ====     =======
  Total net increase/(decrease).............................  1,202     $12,704       (323)    $(3,498)
                                                              =====     =======       ====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

                      (This page intentionally left blank)

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.


                                                                               NET INCREASE/
                                                                                (DECREASE)
                                 NET ASSET                    NET REALIZED     IN NET ASSETS    DISTRIBUTIONS   DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED   RESULTING FROM      FROM NET       IN EXCESS OF
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT       INVESTMENT     NET INVESTMENT
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS         INCOME           INCOME
                                 ---------------------------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2001...........   $15.50        $ 0.09           $(2.29)          $(2.20)          $(0.07)          $   --
Year ended 3/31/2000#..........    12.15          0.04             3.88             3.92               --            (0.18)
Year ended 3/31/1999...........    12.49          0.04             0.31             0.35               --            (0.09)
Year ended 3/31/1998#..........    10.15          0.08             2.87             2.95            (0.01)           (0.39)
Period ended 3/31/1997*........    10.06          0.12             0.09             0.21            (0.12)              --
PRIMARY B SHARES
Year ended 3/31/2001...........   $15.43        $ 0.11           $(2.31)          $(2.20)          $(0.02)          $   --
Year ended 3/31/2000#..........    12.14         (0.02)            3.86             3.84               --            (0.16)
Year ended 3/31/1999...........    12.49          0.00             0.30             0.30               --            (0.05)
Period ended 3/31/1998#**......    12.25          0.01             0.70             0.71            (0.01)           (0.25)
INVESTOR A SHARES
Year ended 3/31/2001...........   $15.48        $ 0.07           $(2.26)          $(2.19)          $(0.05)          $   --
Year ended 3/31/2000#..........    12.16          0.01             3.87             3.88               --            (0.17)
Year ended 3/31/1999...........    12.50          0.04             0.30             0.34               --            (0.08)
Year ended 3/31/1998#..........    10.15          0.05             2.89             2.94            (0.01)           (0.37)
Period ended 3/31/1997*........    10.06          0.12             0.09             0.21            (0.12)              --
INVESTOR B SHARES
Year ended 3/31/2001...........   $15.35        $ 0.02           $(2.28)          $(2.26)          $(0.01)          $   --
Year ended 3/31/2000#..........    12.13         (0.08)            3.84             3.76               --            (0.15)
Year ended 3/31/1999...........    12.49         (0.06)            0.31             0.25               --            (0.01)
Period ended 3/31/1998#**......    11.98         (0.02)            0.99             0.97            (0.01)           (0.24)
INVESTOR C SHARES
Year ended 3/31/2001...........   $15.30        $ 0.03           $(2.29)          $(2.26)          $(0.01)          $   --
Year ended 3/31/2000#..........    12.09         (0.08)            3.83             3.75               --            (0.15)
Year ended 3/31/1999...........    12.46         (0.05)            0.30             0.25               --            (0.02)
Year ended 3/31/1998#..........    10.15          0.02             2.89             2.87            (0.01)           (0.34)
Period ended 3/31/1997*........    10.06          0.11             0.09             0.20            (0.11)              --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Growth Portfolio Primary B and Investor B Shares commenced investment operations on September 19, 1997 and August 12, 1997, respectively.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

                                                                                                                     WITHOUT WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     ---------------
                                                                          RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                                              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        NET ASSET                  END OF      EXPENSES TO    INCOME (LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL           VALUE        TOTAL       PERIOD      AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS+++       NET ASSETS       RATE       NET ASSETS+++
------------------------------------------------------------------------------------------------------------------------------------
   $(2.85)         $(2.92)         $10.38        (16.52)%   $66,504         0.25%            0.81%           58%          0.25%
    (0.39)          (0.57)          15.50         32.94      15,265         0.25             0.34           161             --
    (0.60)          (0.69)          12.15          3.04       4,291         0.25             0.46           159             --
    (0.21)          (0.61)          12.49         29.80         289         0.25             0.65            69             --
       --           (0.12)          10.15          2.10         929        0.25+             1.11+           25             --
   $(2.85)         $(2.87)         $10.36        (16.64)%   $     7         0.75%            0.31%           58%          0.85%
    (0.39)          (0.55)          15.43         32.40           9         0.75            (0.16)          161             --
    (0.60)          (0.65)          12.14          2.58           7         0.75            (0.04)          159             --
    (0.21)          (0.47)          12.49          6.24           6        0.75+             0.15+           69             --
   $(2.85)         $(2.90)         $10.39        (16.50)%   $ 9,728         0.50%            0.56%           58%          0.50%
    (0.39)          (0.56)          15.48         32.67       4,528         0.50             0.09           161             --
    (0.60)          (0.68)          12.16          2.87       3,404         0.50             0.21           159             --
    (0.21)          (0.59)          12.50         29.68       1,526         0.50             0.40            69             --
       --           (0.12)          10.15          2.05         681        0.50+             0.86+           25             --
   $(2.85)         $(2.86)         $10.23        (17.18)%   $14,753         1.25%           (0.19)%          58%          1.25%
    (0.39)          (0.54)          15.35         31.68       8,972         1.25            (0.66)          161             --
    (0.60)          (0.61)          12.13          2.14       8,531         1.25            (0.54)          159             --
    (0.21)          (0.46)          12.49          8.55       5,829        1.25+            (0.35)+          69             --
   $(2.85)         $(2.86)         $10.18        (17.18)%   $ 2,198         1.25%           (0.19)%          58%          1.25%
    (0.39)          (0.54)          15.30         31.65       1,485         1.25            (0.66)          161             --
    (0.60)          (0.62)          12.09          2.07         473         1.25            (0.54)          159             --
    (0.21)          (0.56)          12.46         28.89         342         1.09            (0.19)           69             --
       --           (0.11)          10.15          2.01          82        0.75+             0.61+           25             --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                NET INCREASE/
                                                                                  (DECREASE)
                                NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS    DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET        IN EXCESS OF
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      NET INVESTMENT
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME            INCOME
                                -------------------------------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH
  PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2001........     $11.97          $0.44            $(0.71)           $(0.27)          $(0.42)           $   --
Year ended 3/31/2000#.......      10.80           0.36              1.54              1.90            (0.40)            (0.04)
Year ended 3/31/1999........      10.92           0.26              0.23              0.49            (0.28)               --
Year ended 3/31/1998#.......       9.95           0.33              1.74              2.07            (0.28)            (0.32)
Period ended 3/31/1997*.....      10.05           0.19             (0.10)             0.09            (0.19)               --
PRIMARY B SHARES
Year ended 3/31/2001........     $11.99          $0.37            $(0.70)           $(0.33)          $(0.37)           $   --
Year ended 3/31/2000#.......      10.82           0.32              1.52              1.84            (0.34)            (0.04)
Year ended 3/31/1999........      10.94           0.23              0.20              0.43            (0.22)               --
Period ended 3/31/1998#**...      10.95           0.16              0.77              0.93            (0.20)            (0.24)
INVESTOR A SHARES
Year ended 3/31/2001........     $11.99          $0.40            $(0.69)           $(0.29)          $(0.40)           $   --
Year ended 3/31/2000#.......      10.82           0.34              1.53              1.87            (0.37)            (0.04)
Year ended 3/31/1999........      10.94           0.25              0.21              0.46            (0.25)               --
Year ended 3/31/1998#.......       9.95           0.28              1.79              2.07            (0.27)            (0.31)
Period ended 3/31/1997*.....      10.05           0.19             (0.10)             0.09            (0.19)               --
INVESTOR B SHARES
Year ended 3/31/2001........     $12.00          $0.32            $(0.70)           $(0.38)          $(0.32)           $   --
Year ended 3/31/2000#.......      10.82           0.26              1.54              1.80            (0.29)            (0.04)
Year ended 3/31/1999........      10.92           0.17              0.22              0.39            (0.16)               --
Period ended 3/31/1998#**...      10.88           0.11              0.87              0.98            (0.20)            (0.24)
INVESTOR C SHARES
Year ended 3/31/2001........     $12.09          $0.34            $(0.73)           $(0.39)          $(0.31)           $   --
Year ended 3/31/2000#.......      10.92           0.26              1.55              1.81            (0.31)            (0.04)
Year ended 3/31/1999........      10.92           0.20              0.26              0.46            (0.13)               --
Year ended 3/31/1998#.......       9.95           0.23              1.78              2.01            (0.25)            (0.29)
Period ended 3/31/1997*.....      10.05           0.19             (0.10)             0.09            (0.19)               --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Balanced Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Balanced Growth Portfolio Primary B and Investor B Shares commenced investment operations on August 4, and August 13, 1997, respectively.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

                                                                                                                    WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                    ---------------
                                                                          RATIO OF        RATIO OF                     RATIO OF
     DISTRIBUTIONS                   NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
       FROM NET                        VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
       REALIZED          TOTAL        END OF      TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER      AVERAGE NET
         GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)       ASSETS+++      NET ASSETS       RATE         ASSETS+++
-----------------------------------------------------------------------------------------------------------------------------------
        $(0.95)         $(1.37)       $10.33      (2.39)%    $194,842        0.25%          3.69%          106%          0.25%
         (0.29)          (0.73)        11.97      18.34        13,325        0.25           3.37           124             --
         (0.33)          (0.61)        10.80       4.77        14,844        0.25           2.77           121             --
         (0.50)          (1.10)        10.92      21.74           103        0.25           2.87            94             --
            --           (0.19)         9.95       0.90         2,114        0.25+          3.94+            1             --
        $(0.95)         $(1.32)       $10.34      (2.85)%    $    326        0.75%          3.19%          106%          0.85%
         (0.29)          (0.67)        11.99      17.73           322        0.75           2.87           124             --
         (0.33)          (0.55)        10.82       4.15           276        0.75           2.27           121             --
         (0.50)          (0.94)        10.94       9.24            26        0.75+          2.37+           94             --
        $(0.95)         $(1.35)       $10.35      (2.61)%    $  4,308        0.50%          3.44%          106%          0.50%
         (0.29)          (0.70)        11.99      18.03         2,298        0.50           3.12           124             --
         (0.33)          (0.58)        10.82       4.44         1,308        0.50           2.52           121             --
         (0.50)          (1.08)        10.94      21.76           489        0.50           2.62            94             --
            --           (0.19)         9.95       0.86            94        0.50+          3.69+            1             --
        $(0.95)         $(1.27)       $10.35      (3.37)%    $ 13,676        1.25%          2.69%          106%          1.25%
         (0.29)          (0.62)        12.00      17.26         9,789        1.25           2.37           124             --
         (0.33)          (0.49)        10.82       3.78         8,925        1.25           1.77           121             --
         (0.50)          (0.94)        10.92       9.70         4,917        1.25+          1.87+           94             --
        $(0.95)         $(1.26)       $10.44      (3.43)%    $  1,613        1.25%          2.69%          106%          1.25%
         (0.29)          (0.64)        12.09      17.22         2,092        1.25           2.37           124             --
         (0.33)          (0.46)        10.92       4.43           266        1.25           1.77           121             --
         (0.50)          (1.04)        10.92      21.10           737        1.09           2.03            94             --
            --           (0.19)         9.95       0.85            18        0.75+          3.44+            1             --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                                NET INCREASE/
                                                                                  (DECREASE)
                                NET ASSET                      NET REALIZED     IN NET ASSETS     DISTRIBUTIONS    DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED    RESULTING FROM      FROM NET        IN EXCESS OF
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON      INVESTMENT       INVESTMENT      NET INVESTMENT
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS        OPERATIONS         INCOME            INCOME
                                -------------------------------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH
  PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2001#.......     $10.63          $0.52            $(0.04)           $0.48            $(0.50)           $   --
Year ended 3/31/2000#.......      10.86           0.49              0.02             0.51             (0.51)               --
Year ended 3/31/1999........      10.70           0.35              0.37             0.72             (0.36)               --
Year ended 3/31/1998#.......       9.97           0.43              0.89             1.32             (0.40)            (0.12)
Period ended 3/31/1997*.....      10.03           0.32             (0.06)            0.26             (0.32)               --
INVESTOR A SHARES
Year ended 3/31/2001#.......     $10.69          $0.51            $(0.06)           $0.45            $(0.47)           $   --
Year ended 3/31/2000#.......      10.89           0.48              0.03             0.51             (0.48)               --
Year ended 3/31/1999........      10.71           0.36              0.35             0.71             (0.33)               --
Year ended 3/31/1998#.......       9.97           0.41              0.89             1.30             (0.38)            (0.11)
Period ended 3/31/1997*.....      10.03           0.31             (0.06)            0.25             (0.31)               --
INVESTOR B SHARES
Year ended 3/31/2001#.......     $10.70          $0.43            $(0.06)           $0.37            $(0.39)           $   --
Year ended 3/31/2000#.......      10.89           0.41              0.03             0.44             (0.40)               --
Year ended 3/31/1999........      10.70           0.28              0.35             0.63             (0.24)               --
Period ended 3/31/1998#**...      10.51           0.19              0.36             0.55             (0.22)            (0.07)
INVESTOR C SHARES
Year ended 3/31/2001#.......     $10.67          $0.43            $(0.07)           $0.36            $(0.39)           $   --
Year ended 3/31/2000#.......      10.90           0.40              0.03             0.43             (0.43)               --
Year ended 3/31/1999........      10.70           0.31              0.31             0.62             (0.22)               --
Year ended 3/31/1998#.......       9.97           0.36              0.89             1.25             (0.35)            (0.10)
Period ended 3/31/1997*.....      10.03           0.31             (0.06)            0.25             (0.31)               --

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Income and Growth Portfolio Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

 ** LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.

  # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                                      RATIO OF         RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------
   $(0.24)         $(0.74)       $10.37       4.60%     $15,297         0.25%            5.05%           35%
    (0.23)          (0.74)        10.63       4.91        4,736         0.25             4.78            96
    (0.20)          (0.56)        10.86       6.98        8,489         0.25             3.99           107
    (0.07)          (0.59)        10.70      13.56          476         0.25             4.17            64
       --           (0.32)         9.97       2.59          223         0.25+            6.34+            2
   $(0.24)         $(0.71)       $10.43       4.33%     $ 1,487         0.50%            4.80%           35%
    (0.23)          (0.71)        10.69       4.93          789         0.50             4.53            96
    (0.20)          (0.53)        10.89       6.92        1,347         0.50             3.74           107
    (0.07)          (0.56)        10.71      13.38          126         0.50             3.92            64
       --           (0.31)         9.97       2.54          131         0.50+            6.09+            2
   $(0.24)         $(0.63)       $10.44       3.55%     $ 5,391         1.25%            4.05%           35%
    (0.23)          (0.63)        10.70       4.25        4,645         1.25             3.78            96
    (0.20)          (0.44)        10.89       6.16        4,806         1.25             2.99           107
    (0.07)          (0.36)        10.70       5.33        1,212         1.25+            3.17+           64
   $(0.24)         $(0.63)       $10.40       3.50%     $ 1,051         1.25%            4.05%           35%
    (0.23)          (0.66)        10.67       4.11          848         1.25             3.78            96
    (0.20)          (0.42)        10.90       6.02          100         1.25             2.99           107
    (0.07)          (0.52)        10.70      12.83           87         1.09             3.33            64
       --           (0.31)         9.97       2.54            1         0.75+            5.84+            2

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations LifeGoal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2001, the Company offered three Portfolios: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios normally invest in Primary A Shares of other Nations Funds (the "Underlying Funds") distributed by Stephens Inc. ("Stephens") and advised by Banc of America Advisors, Inc. ("BAAI"). The Portfolios currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

On October 15, 1996, the Company began offering its shares to the public. On October 2, 1996, Stephens, the Company's distributor, made an initial capital investment into each Portfolio, which was in turn invested into the Underlying Funds. The operating results from October 2, 1996 through October 14, 1996 are reflected in the beginning net asset value reported in the Financial highlights.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due to different book and tax accounting for short-term capital gain distributions received, different characterizations of distributions made by the Portfolios, and use of the tax accounting practice of equalization.

Reclassifications for the year ended March 31, 2001 were as follows:

                                           INCREASE/
                                          (DECREASE)      INCREASE/
                            INCREASE/    UNDISTRIBUTED    (DECREASE)
                            (DECREASE)        NET        ACCUMULATED
                             PAID-IN      INVESTMENT     NET REALIZED
                             CAPITAL        INCOME       GAIN/(LOSS)
                              (000)          (000)          (000)
                            -----------------------------------------
Growth....................     $173          $(161)          $(12)
Balanced Growth...........       99           (370)           271
Income and Growth.........       34            (32)            (2)

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Company are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets and has agreed to bear any and all fees and expenses of the Portfolios (other than the investment advisory fee payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

The Company, on behalf of the Portfolios, has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.05% of each Portfolio's average daily net assets.

Stephens and BAAI serve as co-administrators of the Company. The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI. Stephens and BAAI receive no compensation for their services as co-administrators from the portfolios.

Bank of America serves as custodian of the Company's assets.

BAAI may, from time to time, voluntarily reduce its fee payable by each Portfolio. For the year ended March 31, 2001, BAAI did not waive any fees.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares. Bank of America serves as sub-transfer agent for the Portfolios' Primary A and Primary B Shares.

Stephens also serves as distributor of the Portfolios' shares. For the year ended March 31, 2001, the Portfolios were informed that the distributor received $403,194 in front-end sales charges for sales of Investor A Shares and $78,805 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Company has adopted a shareholder administration plan for Primary B Shares of each Portfolio and shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A shares of each Portfolio. The administration plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/ or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Directors, and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

During the year ended March 31, 2001 and until July 31, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT
                                       RATE
                                    (AFTER FEE       PLAN
                                     WAIVER)        LIMIT
                                    ----------------------
PRIMARY B SHAREHOLDER
  ADMINISTRATION PLAN.............     0.50%         0.60%
INVESTOR A COMBINED SHAREHOLDER
  SERVICING AND DISTRIBUTION
  PLAN............................     0.25%         0.25%
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS.....     0.25%         0.25%
INVESTOR B AND INVESTOR C
  DISTRIBUTION PLANS..............     0.75%         0.75%

NATIONS FUNDS

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2001 were as follows:

                                PURCHASES       SALES
                                  (000)         (000)
                                -----------------------
Growth........................  $127,467       $ 40,352
Balanced Growth...............   373,936        175,523
Income and Growth.............    17,621          4,946

5.  CAPITAL STOCK

At March 31, 2001, 1,200,000,000 shares of $.001 par value capital stock were authorized for the Company. The Company's Articles of Incorporation authorize the Board of Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

6. RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BAAI determines that it is appropriate to dispose of such securities.

The Officers and Directors of the Company also serve as Officers and Trustees/Directors of the Underlying Funds. In addition, BAAI and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BAAI. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BAAI, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BAAI may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

7.  CAPITAL LOSS CARRYFORWARD

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the Income and Growth Portfolio elected to defer losses of $876 occurring between November 1, 2000 and March 31, 2001 under these rules.

8.  SUBSEQUENT EVENTS

On August 23, 2000, the Board of Directors of the Company approved the reorganization of the Growth, Balanced Growth and Growth and Income Portfolios into newly established successor funds in Nations Funds Trust. The Growth, Balanced Growth and Growth and Income

NATIONS FUNDS

Portfolios will retain their name, investment objectives and principal investment strategies without change. This Reorganization was approved by shareholders, and it is anticipated that the Reorganization will take place on or about June 8, 2001.

On April 5, 2001, BAAI and BACAP reorganized into successor entities named Banc of America Advisors, LLC and Banc of America Capital Management, LLC, respectively. The successor entities are organized as limited liability companies under the laws of the State of North Carolina.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS LIFEGOAL FUNDS, INC.

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Growth Portfolio (constituting Nations LifeGoal Funds, Inc., hereafter referred to as the "Portfolios") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2001, the amount of long-term capital gains designated by the Portfolios were as follows:

FUND                                                            TOTAL
------------------------------------------------------------------------
LifeGoal Growth Portfolio...................................  $7,326,013
LifeGoal Balanced Growth Portfolio..........................   5,054,680
LifeGoal Income and Growth Portfolio........................     304,725

Of the distributions (including short-term capital gain) paid by the Portfolios during the fiscal year ended March 31, 2001, the following percentages qualify for the dividend received deduction available to corporate shareholders:

LifeGoal Balanced Growth Portfolio..........................  11.81%
LifeGoal Income and Growth Portfolio........................  19.30%

                      (This page intentionally left blank)

                      (This page intentionally left blank)

THE NATIONS FUNDS FAMILY OF FUNDS
A spectrum of fund choices for building a total asset-allocation strategy


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, KS,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS
GROWTH FUNDS
Nations Financial Services Fund
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Classic Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL/GLOBAL FUNDS
Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations Managed Index Fund
     Nations LargeCap Index Fund
     Nations MidCap Index Fund
     Nations SmallCap Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

LIFEGLAR (3/01)